Exhibit 10.3

AMENDMENT NO. 8

Dated as of October 18, 2007

to

THIRD AMENDED AND RESTATED
TRANSFER AND ADMINISTRATION AGREEMENT

Dated as of October 23, 2003

THIS AMENDMENT NO. 8 (this “Amendment”) dated as of October 18, 2007 is entered into by and among (i) NMC FUNDING CORPORATION, a Delaware corporation (the “Transferor”), (ii) NATIONAL MEDICAL CARE, INC., a Delaware corporation, as collection agent (the “Collection Agent”), (iii) the “Conduit Investors,” “Bank Investors” and “Administrative Agents” identified on the signature pages hereto and (iv) WESTLB AG, NEW YORK BRANCH, as agent (the “Agent”).

PRELIMINARY STATEMENTS

A. The Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent are parties to that certain Third Amended and Restated Transfer and Administration Agreement dated as of October 23, 2003 (as amended or otherwise modified prior to the date hereof, the “TAA”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the TAA.

B. In addition, the parties hereto have agreed to amend the TAA on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.  Amendments to TAA.  Subject to the conditions precedent set forth in Section 3 below and effective as of the Effective Date (also as defined below), the TAA is hereby amended as follows:

1.1  The definition of “Commitment Termination Date” in Section 1.1 of the TAA is amended change the date set forth therein from “October 18, 2007” to “October 16, 2008.”

1.2  The definition of “Termination Date” in Section 1.1 of the TAA is amended to change the date set forth in clause (v) thereof from “October 18, 2007” to “October 16, 2008.”

1.3  Exhibit Q to the TAA is amended to delete the entities specified below from the list of Transferring Affiliates; provided that each such entity shall continue to be a “Transferring Affiliate” with respect to any Receivables that arose prior to the date hereof.

Bio-Medical Applications of Arizona, Inc.
Renal Care Group Arizona, Inc.
Renal Dimensions, LLC
Fresenius USA Puerto Rico, Inc.
St. Louis RCG Supply Co.
RenaLab, Inc.
Saint Louis Supply Company, LLC

The following entities were merged into another existing Transfering Affiliate and therefore are being deleted from the list of Transferring Affiliates:

Bio-Medical Applications of East Orange, Inc.
Bio-Medical Applications of Essex, Inc.
Bio-Medical Applications of Hillside, Inc.
Bio-Medical Applications of Irvington, Inc.
Bio-Medical Applications of Jersey City, Inc.
Bio-Medical Applications of New York, Inc.
Bio-Medical Applications of Pine Brook, Inc.
Bio-Medical Applications of South Queens, Inc.
Bio-Medical Applications of Trenton, Inc.
Prime Medical, Inc.
Renal Scientific Service, Inc.

An updated Exhibit Q, reflecting all the foregoing deletions, is attached to this Amendment.

Section 2.  Conditions Precedent.  This Amendment shall become effective and be deemed effective as of the date hereof (the “Effective Date”) subject to the Agent’s receipt of the following, each in form and substance satisfactory to each Administrative Agent:

(a) counterparts of this Amendment duly executed by the Transferor, the Collection Agent, the Conduit Investors, the Bank Investors, the Administrative Agents and the Agent;

(b) a reaffirmation of the Parent Agreement, substantially in the form of Exhibit A attached hereto, duly executed by each of FMCAG and FMCH;

(c) Amendment No. 6 to the Transferring Affiliate Letter, substantially in the form of Exhibit B attached hereto, duly executed by the parties thereto;

(d) confirmation that all fees due and payable on or before the Effective Date have been paid in full; and

(e) such other documents, instruments, certificates and opinions as the Agent or any Administrative Agent shall reasonably request.

Section 3.  Covenants, Representations and Warranties of the Transferor and the Collection Agent.

3.1  Upon the effectiveness of this Amendment, each of the Transferor and the Collection Agent hereby reaffirms all covenants, representations and warranties made by it in the TAA and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

3.2  Each of the Transferor and the Collection Agent hereby represents and warrants that (i) this Amendment constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms and (ii) upon the effectiveness of this Amendment, no Termination Event or Potential Termination Event shall exist under the TAA.

Section 4.  Reference to and Effect on the TAA.

4.1  Upon the effectiveness of this Amendment, each reference in the TAA to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the TAA as amended hereby, and each reference to the TAA in any other document, instrument and agreement executed and/or delivered in connection with the TAA shall mean and be a reference to the TAA as amended hereby.

4.2  Except as specifically amended hereby, the TAA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

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4.3  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Investor, any Administrative Agent or the Agent under the TAA or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

Section 5.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF NEW YORK.

Section 6.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Amendment.

Section 7.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

NMC FUNDING CORPORATION,
as Transferor

By:	/s/ Mark Fawcett
Name:     Mark Fawcett
Title: Treasurer

NATIONAL MEDICAL CARE, INC., as
Collection Agent

By:	/s/ Mark Fawcett
Name:     Mark Fawcett
Title: Treasurer

Signature Page
Amendment No. 8 to Third Amended and Restated
Transfer and Administration Agreement

PARADIGM FUNDING LLC,
as a Conduit Investor

By:	/s/ Doris J. Hearn
Name:     Doris J. Hearn
Title: Vice President

WESTLB AG, NEW YORK BRANCH, as an
Administrative Agent and as a Bank Investor

By:	/s/ Matthew F. Talo
Name:     Matthew F. Talo
Title: Director

By:	/s/ Vesselina Koleva
Name:     Vesselina Koleva
Title: Director

LANDESBANK HESSEN-THUERINGEN
GIROZENTRALE, as a Bank Investor

By:	/s/ Martin Scheele
Name:     Martin Scheele
Title: Senior Vice President

By:	/s/ Stefan Branbauer
Name:     Stefan Branbauer

Title: Associate

Signature Page
Amendment No. 8 to Third Amended and Restated
Transfer and Administration Agreement

GIRO BALANCED FUNDING CORPORATION,
as a Conduit Investor

By:	/s/ Damian A Perez
Name:     Damian A Perez

Title:	Vice President

BAYERISCHE LANDESBANK, NEW YORK BRANCH, as an Administrative Agent

By:	/s/ Richard Gregory
Name:     Richard Gregory
Title: Senior Vice President

By:	/s/ Lori-Ann Wynter
Name:     Lori-Ann Wynter

Title:	Vice President

BAYERISCHE LANDESBANK, CAYMAN ISLANDS
BRANCH, as a Bank Investor

By:	/s/ Jana Schmiedel
Name:     Jana Schmiedel
Title: Second Vice President

By:	/s/ Lori-Ann Wynter
Name:     Lori-Ann Wynter

Title:	Vice President

Signature Page
Amendment No. 8 to Third Amended and Restated
Transfer and Administration Agreement

LIBERTY STREET FUNDING LLC,
as a Conduit Investor

By:	/s/ Bernard J Angelo
Name:     Bernard J Angelo
Title: Vice President

THE BANK OF NOVA SCOTIA, as an
Administrative Agent and as a Bank Investor

By:	/s/ Michael Eden
Name:     Michael Eden
Title: Director

Signature Page
Amendment No. 8 to Third Amended and Restated
Transfer and Administration Agreement

AMSTERDAM FUNDING CORPORATION,
as a Conduit Investor

By:	/s/ John L. Fridlington
Name:     John L. Fridlington
Title: Vice President

ABN AMRO Bank N.V., as an Administrative
Agent and as a Bank Investor

By:	/s/ Kristina Neville
Name:     Kristina Neville
Title: Vice President

By:	/s/ Thomas J. Educate
Name:     Thomas J. Educate
Title: Managing Director

Signature Page
Amendment No. 8 to Third Amended and Restated
Transfer and Administration Agreement

EXHIBIT A

Form of
REAFFIRMATION OF PARENT AGREEMENT

EXHIBIT B

Form of
AMENDMENT TO TRANSFERRING AFFILIATE LETTER

NEW EXHIBIT Q
to
THIRD AMENDED AND RESTATED
TRANSFER AND ADMINISTRATION AGREEMENT

LIST OF TRANSFERRING AFFILIATES

Chief Executive Office for each	920 Winter Street
Transferring Affiliate:	Waltham, Massachusetts 02451 – 1457

Original Transferring Affiliates	State of
(Before October 19, 2006)	Incorporation

Bio-Medical Applications Home Dialysis Services, Inc.	Delaware
Bio-Medical Applications Management Company, Inc	Delaware
Bio-Medical Applications of Alabama, Inc.	Delaware
Bio-Medical Applications of Anacostia, Inc.	Delaware
Bio-Medical Applications of Aguadilla, Inc.	Delaware
Bio-Medical Applications of Arecibo, Inc.	Delaware
Bio-Medical Applications of Arkansas, Inc.	Delaware
Bio-Medical Applications of Bayamon, Inc.	Delaware
Bio-Medical Applications of Blue Springs, Inc	Delaware
Bio-Medical Applications of Caguas, Inc.	Delaware
Bio-Medical Applications of California, Inc.	Delaware
Bio-Medical Applications of Camarillo, Inc.	Delaware
Bio-Medical Applications of Capitol Hill, Inc.	Delaware
Bio-Medical Applications of Carolina, Inc.	Delaware
Bio-Medical Applications of Carson, Inc.	Delaware
Bio-Medical Applications of Clinton, Inc.	Delaware
Bio-Medical Applications of Columbia Heights, Inc.	Delaware
Bio-Medical Applications of Connecticut, Inc.	Delaware
Bio-Medical Applications of Delaware, Inc.	Delaware
Bio-Medical Applications of Dover, Inc.	Delaware
Bio-Medical Applications of Eureka, Inc.	Delaware
Bio-Medical Applications of Fayetteville, Inc.	Delaware
Bio-Medical Applications of Florida, Inc.	Delaware
Bio-Medical Applications of Fremont, Inc.	Delaware
Bio-Medical Applications of Fresno, Inc.	Delaware
Bio-Medical Applications of Georgia, Inc.	Delaware
Bio-Medical Applications of Glendora, Inc.	Delaware
Bio-Medical Applications of Guayama, Inc.	Delaware
Bio-Medical Applications of Hoboken, Inc.	Delaware
Bio-Medical Applications of Humacao, Inc.	Delaware
Bio-Medical Applications of Illinois, Inc.	Delaware
Bio-Medical Applications of Indiana, Inc.	Delaware
Bio-Medical Applications of Kansas, Inc.	Delaware
Bio-Medical Applications of Kentucky, Inc.	Delaware
Bio-Medical Applications of Las Americas, Inc.	Delaware
Bio-Medical Applications of Long Beach, Inc.	Delaware
Bio-Medical Applications of Los Gatos, Inc.	Delaware

Original Transferring Affiliates	State of
(Before October 19, 2006)	Incorporation

Bio-Medical Applications of Louisiana, LLC	Delaware
Bio-Medical Applications of Maine, Inc.	Delaware
Bio-Medical Applications of Manchester, Inc.	Delaware
Bio-Medical Applications of Maryland, Inc.	Delaware
Bio-Medical Applications of Massachusetts, Inc.	Delaware
Bio-Medical Applications of Mayaguez, Inc.	Delaware
Bio-Medical Applications of Michigan, Inc.	Delaware
Bio-Medical Applications of Minnesota, Inc.	Delaware
Bio-Medical Applications of Mission Hills, Inc.	Delaware
Bio-Medical Applications of Mississippi, Inc.	Delaware
Bio-Medical Applications of Missouri, Inc.	Delaware
Bio-Medical Applications of MLK, Inc.	Delaware
Bio-Medical Applications of Nevada, Inc	Nevada
Bio-Medical Applications of New Hampshire, Inc.	Delaware
Bio-Medical Applications of New Jersey, Inc.	Delaware
Bio-Medical Applications of New Mexico, Inc.	Delaware
Bio-Medical Applications of North Carolina, Inc.	Delaware
Bio-Medical Applications of Northeast, D.C., Inc.	Delaware
Bio-Medical Applications of Oakland, Inc.	Delaware
Bio-Medical Applications of Ohio, Inc.	Delaware
Bio-Medical Applications of Oklahoma, Inc.	Delaware
Bio-Medical Applications of Pennsylvania, Inc.	Delaware
Bio-Medical Applications of Ponce, Inc.	Delaware
Bio-Medical Applications of Puerto Rico, Inc.	Delaware
Bio-Medical Applications of Rhode Island, Inc.	Delaware
Bio-Medical Applications of Rio Piedras, Inc.	Delaware
Bio-Medical Applications of San Antonio, Inc.	Delaware
Bio-Medical Applications of San German, Inc.	Delaware
Bio-Medical Applications of San Juan, Inc.	Delaware
Bio-Medical Applications of South Carolina, Inc.	Delaware
Bio-Medical Applications of Southeast Washington, Inc.	Delaware
Bio-Medical Applications of Tennessee, Inc.	Delaware
Bio-Medical Applications of Texas, Inc.	Delaware
Bio-Medical Applications of The District of Columbia, Inc.	Delaware
Bio-Medical Applications of Ukiah, Inc.	Delaware
Bio-Medical Applications of Virginia, Inc.	Delaware
Bio-Medical Applications of West Virginia, Inc.	Delaware
Bio-Medical Applications of Wisconsin, Inc.	Delaware
Bio-Medical Applications of Woonsocket, Inc.	Delaware
Dialysis America Alabama, LLC	Delaware
Dialysis America Georgia, LLC	Delaware
Dialysis Associates of Northern New Jersey, LLC	New Jersey
Everest Healthcare Holdings, Inc.	Delaware
Everest Healthcare Indiana, Inc.	Indiana
Everest Healthcare Rhode Island, Inc.	Delaware

Original Transferring Affiliates	State of
(Before October 19, 2006)	Incorporation

Everest Healthcare Texas Holding Corp	Delaware
Everest Healthcare Texas, LP	Delaware
Everest Management, Inc.	Delaware
Fresenius Medical Care Dialysis Services Colorado, LLC	Delaware
Fresenius Medical Care Dialysis Services-Oregon, LLC	Oregon
FMS New York, Inc.	Delaware
Fresenius Management Services, Inc.	Delaware
Fresenius USA Home Dialysis, Inc.	Delaware
Fresenius USA Marketing, Inc.	Delaware
Fresenius USA, Inc.	Massachusetts
Gulf Region Mobile Dialysis, Inc.	Delaware
Home Dialysis of America, Inc.	Arizona
Home Dialysis of Muhlenberg County, Inc.	Kentucky
Home Intensive Care, Inc.	Delaware
Mercy Dialysis Center, Inc.	Wisconsin
National Medical Care, Inc	Delaware
Neomedica, Inc	Delaware
North Buckner Dialysis Center, Inc.	Delaware
Northern New Jersey Dialysis, L.L.C.	Delaware
Qualicenters, Inc.	Colorado
San Diego Dialysis Services, Inc.	Delaware
Spectra East, Inc.	Delaware
Spectra Laboratories, Inc.	Nevada
Terrell Dialysis Center, L.L.C.	Delaware
Conejo Valley Dialysis, Inc.	California
Dialysis Services of Cincinnati, Inc.	Ohio
Dialysis Services, Inc.	Texas
Dialysis Specialists of Topeka, Inc.	Kansas
Dialysis Specialists of Tulsa, Inc.	Oklahoma
Everest Healthcare Ohio, Inc.	Ohio
Fresenius USA Sales, Inc.	Massachusetts
Haemo-Stat, Inc.	California
Santa Barbara Community Dialysis Center, Inc.	California
Con-Med Supply Company, Inc.	Illinois
WSKC Dialysis Services, Inc.	Illinois
Du Page Dialysis Ltd.	Illinois

Additional Transferring Affiliates	State of
(Added October 19, 2006)	Incorporation

Angleton Dialysis, Inc.	Texas
Arizona Renal Investments, LLC	Delaware
Brazoria Kidney Center, Inc.	Texas
Brevard County Dialysis, LLC	Florida
Cartersville Dialysis Center, LLC	Georgia
Clayton County Dialysis, LLC	Georgia
Clermont Dialysis Center, LLC	Georgia

Additional Transferring Affiliates	State of
(Added October 19, 2006)	Incorporation

Cobb County Dialysis, LLC	Georgia
Columbus Area Renal Alliance, LLC	Delaware
Covington Dialysis Center, LLC	Georgia
Diabetes Care Group, Inc.	Delaware
Dialysis Associates Medical Supply, LLC	Tennessee
Dialysis Associates, LLC	Tennessee
Dialysis Centers of America — Illinois, Inc.	Illinois
Dialysis Licensing Corp.	Delaware
Dialysis Management Corporation	Texas
Dialysis Services of Atlanta, Inc.	Georgia
Douglas County Dialysis, LLC	Georgia
Doylestown Acute Renal Services, L.L.C.	Pennsylvania
Fondren Dialysis Clinic, Inc.	Texas
Fort Scott Regional Dialysis Center, Inc.	Missouri
Four State Regional Dialysis Center, Inc.	Missouri
Henry Dialysis Center, LLC	Georgia
Holton Dialysis Clinic, LLC	Georgia
Jefferson County Dialysis, Inc.	Arkansas
KDCO, Inc.	Missouri
Kentucky Renal Care Group, LLC	Delaware
Lawton Dialysis, Inc.	Arkansas
Little Rock Dialysis, Inc.	Arkansas
Maumee Dialysis Services, LLC	Delaware
Miami Regional Dialysis Center, Inc.	Missouri
Michigan Home Dialysis Center, Inc.	Michigan
Naples Dialysis Center, LLC	Florida
National Nephrology Associates Management Company of Texas, Inc.	Texas
National Nephrology Associates of Texas, L.P.	Texas
NNA Management Company of Kentucky, Inc.	Kentucky
NNA Management Company of Louisiana, Inc.	Louisiana
NNA of Alabama, Inc.	Alabama
NNA of East Orange, L.L.C.	New Jersey
NNA of Florida, LLC	Florida
NNA of Georgia, Inc.	Delaware
NNA of Harrison, L.L.C.	New Jersey
NNA of Louisiana, LLC	Louisiana
NNA of Memphis, LLC	Tennessee
NNA of Nevada, Inc.	Nevada
NNA of Newark, L.L.C.	New Jersey
NNA of Oklahoma, Inc.	Nevada
NNA of Oklahoma, L.L.C.	Oklahoma
NNA of Rhode Island, Inc.	Rhode Island
NNA of Toledo, Inc.	Ohio
NNA Properties of Tennessee, Inc.	Tennessee
NNA Transportation Services Corporation	Tennessee

Additional Transferring Affiliates	State of
(Added October 19, 2006)	Incorporation

NNA-Saint Barnabas, L.L.C.	New Jersey
NNA-Saint Barnabas-Livingston, L.L.C.	New Jersey
Norcross Dialysis Center, LLC	Georgia
Northeast Alabama Kidney Clinic, Inc.	Alabama
Northwest Dialysis, Inc.	Arkansas
Physicians Dialysis Company, Inc.	Pennsylvania
R.C.G. Supply Company	Tennessee
RCG Arlington Heights, LLC	Delaware
RCG Bloomington, LLC	Delaware
RCG Credit Corporation	Tennessee
RCG East Texas, LLP	Delaware
RCG Finance, Inc.	Delaware
RCG Indiana, L.L.C.	Delaware
RCG Irving, LLP	Delaware
RCG Marion, LLC	Delaware
RCG Martin, LLC	Delaware
RCG Memphis East, LLC	Delaware
RCG Memphis, LLC	Delaware
RCG Mississippi, Inc.	Delaware
RCG PA Merger Corp.	Texas
RCG University Division, Inc.	Tennessee
RCG West Health Supply, L.C.	Arizona
RCG Whitehaven, LLC	Delaware
RCG/Saint Luke’s LLC	Delaware
RCGIH, Inc.	Delaware
Renal Care Group Alaska, Inc.	Alaska
Renal Care Group Central Memphis, LLC	Delaware
Renal Care Group East, Inc.	Pennsylvania
Renal Care Group Michigan, Inc.	Delaware
Renal Care Group Northwest, Inc.	Delaware
Renal Care Group of the Midwest, Inc.	Kansas
Renal Care Group of the Ozarks, LLC	Delaware
Renal Care Group of the South, Inc.	Delaware
Renal Care Group of the Southeast, Inc.	Florida
Renal Care Group Ohio, Inc.	Delaware
Renal Care Group South New Mexico, LLC	Delaware
Renal Care Group Southwest Holdings, Inc.	Delaware
Renal Care Group Southwest, L.P.	Delaware
Renal Care Group Texas, Inc.	Texas
Renal Care Group Texas, L.P.	Delaware
Renal Care Group Westlake, LLC	Delaware
Renal Care Group, Inc.	Delaware
RenalNet Arizona, Inc.	Arizona
RenalNet, Inc.	Delaware
RenalPartners of Indiana, LLC	Indiana

Additional Transferring Affiliates	State of
(Added October 19, 2006)	Incorporation

RenalPartners, Inc.	Delaware
Renex Corp.	Florida
Renex Dialysis Clinic of Amesbury, Inc.	Massachusetts
Renex Dialysis Clinic of Bloomfield, Inc.	New Jersey
Renex Dialysis Clinic of Bridgeton, Inc.	Missouri
Renex Dialysis Clinic of Creve Coeur, Inc.	Missouri
Renex Dialysis Clinic of Doylestown, Inc.	Pennsylvania
Renex Dialysis Clinic of Maplewood, Inc.	Missouri
Renex Dialysis Clinic of North Andover, Inc.	Massachusetts
Renex Dialysis Clinic of Orange, Inc.	New Jersey
Renex Dialysis Clinic of Penn Hills, Inc.	Pennsylvania
Renex Dialysis Clinic of Philadelphia, Inc.	Pennsylvania
Renex Dialysis Clinic of Pittsburgh, Inc.	Pennsylvania
Renex Dialysis Clinic of Shaler, Inc.	Pennsylvania
Renex Dialysis Clinic of South Georgia, Inc.	Georgia
Renex Dialysis Clinic of St. Louis, Inc.	Missouri
Renex Dialysis Clinic of Tampa, Inc.	Florida
Renex Dialysis Clinic of Union, Inc.	Missouri
Renex Dialysis Clinic of University City, Inc.	Missouri
Renex Dialysis Clinic of Woodbury, Inc.	New Jersey
Renex Dialysis Facilities, Inc.	Mississippi
Renex Dialysis Homecare of Greater St. Louis, Inc.	Missouri
Renex Management Services, Inc.	Florida
Smyrna Dialysis Center, LLC	Georgia
SSKG, Inc.	Illinois
STAT Dialysis Corporation	Delaware
Stone Mountain Dialysis Center, LLC	Georgia
Stuttgart Dialysis, LLC	Arkansas
Three Rivers Dialysis Services, LLC	Delaware
West Palm Dialysis, LLC	Georgia
Wharton Dialysis, Inc.	Texas